Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Affiliated Fund

For the period ended July 31, 2024

Schedule of Investments (unaudited)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2024

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.94%

COMMON STOCKS 96.57%

Aerospace & Defense 1.53%
Northrop Grumman Corp.	192,758	$93,356,555

Automobiles 1.40%
General Motors Co.	1,925,554	85,340,553

Banks 9.02%
Bank of America Corp.	3,447,628	138,973,885
East West Bancorp, Inc.	1,039,069	91,323,774
JPMorgan Chase & Co.	1,075,990	228,970,672
Wells Fargo & Co.	1,542,181	91,513,021
Total		550,781,352

Beverages 0.83%
Coca-Cola Co.	760,119	50,730,342

Biotechnology 2.27%
AbbVie, Inc.	747,351	138,499,087

Building Products 0.66%
Allegion PLC (Ireland)(a)	296,427	40,554,178

Capital Markets 9.23%
Ameriprise Financial, Inc.	168,601	72,510,232
BlackRock, Inc.	111,007	97,297,635
Cboe Global Markets, Inc.	220,519	40,467,442
Charles Schwab Corp.	1,923,951	125,422,366
Evercore, Inc. Class A	278,098	69,632,958
Morgan Stanley	665,171	68,652,299
S&P Global, Inc.	184,757	89,557,261
Total		563,540,193

Chemicals 1.25%
Linde PLC	168,933	76,611,116

Commercial Services & Supplies 1.36%
Waste Management, Inc.	408,763	82,839,910

Construction Materials 2.44%
CRH PLC (Ireland)(a)	1,740,693	149,177,390
Investments	Shares	Fair Value
Consumer Staples Distribution & Retail 4.75%
Costco Wholesale Corp.	36,265	$29,809,830
Dollar General Corp.	268,377	32,309,907
Target Corp.	467,031	70,246,133
Walmart, Inc.	2,297,995	157,734,377
Total		290,100,247

Distributors 1.40%
Genuine Parts Co.	198,961	29,269,153
Pool Corp.	150,781	56,398,125
Total		85,667,278

Electric: Utilities 1.91%
Entergy Corp.	1,006,892	116,769,265

Electrical Equipment 3.26%
Eaton Corp. PLC	220,786	67,293,365
Emerson Electric Co.	1,123,344	131,554,816
Total		198,848,181

Ground Transportation 1.30%
Union Pacific Corp.	321,719	79,377,729

Health Care Equipment & Supplies 1.66%
Abbott Laboratories	956,026	101,281,394

Health Care Providers & Services 3.77%
Labcorp Holdings, Inc.	226,390	48,773,462
UnitedHealth Group, Inc.	314,335	181,107,253
Total		229,880,715

Hotels, Restaurants & Leisure 0.33%
McDonald’s Corp.	76,573	20,322,474

Household Durables 0.62%
PulteGroup, Inc.	288,613	38,096,916

Household Products 0.56%
Procter & Gamble Co.	211,406	33,985,629

Information Technology Services 0.97%
Accenture PLC Class A (Ireland)(a)	178,992	59,178,335

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2024

Investments	Shares	Fair Value
Insurance 5.53%
Chubb Ltd. (Switzerland)(a)	379,654	$104,655,422
Manulife Financial Corp. (Canada)(a)	4,354,594	115,962,838
Marsh & McLennan Cos., Inc.	526,201	117,116,556
Total		337,734,816

Interactive Media & Services 2.85%
Alphabet, Inc. Class A	524,685	90,004,465
Meta Platforms, Inc. Class A	177,297	84,185,934
Total		174,190,399

Life Sciences Tools & Services 1.99%
Danaher Corp.	437,633	121,259,352

Machinery 2.62%
Parker-Hannifin Corp.	208,562	117,036,652
Stanley Black & Decker, Inc.	407,336	43,022,828
Total		160,059,480

Media 0.94%
Comcast Corp. Class A	1,383,809	57,109,797

Metals & Mining 2.22%
BHP Group Ltd. ADR(b)	962,027	53,421,359
Reliance, Inc.	145,884	44,430,431
Steel Dynamics, Inc.	283,446	37,760,676
Total		135,612,466

Oil, Gas & Consumable Fuels 8.87%
Chesapeake Energy Corp.(b)	982,425	74,988,500
Exxon Mobil Corp.	1,809,466	214,584,573
Kinder Morgan, Inc.	5,050,312	106,713,093
Marathon Petroleum Corp.	138,545	24,525,236
Shell PLC ADR	1,647,687	120,643,642
Total		541,455,044

Pharmaceuticals 0.91%
Eli Lilly & Co.	69,377	55,797,840
Investments	Shares	Fair Value
Semiconductors & Semiconductor Equipment 7.33%
Analog Devices, Inc.	454,597	$105,184,654
Broadcom, Inc.	798,930	128,372,072
Lam Research Corp.	61,208	56,387,258
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	951,858	157,818,057
Total		447,762,041

Software 2.37%
Microsoft Corp.	133,500	55,849,725
Roper Technologies, Inc.	163,122	88,860,709
Total		144,710,434

Specialty Retail 2.74%
Lowe’s Cos., Inc.	327,174	80,324,488
Ross Stores, Inc.	608,625	87,173,359
Total		167,497,847

Tobacco 2.75%
Philip Morris International, Inc.	1,458,522	167,963,394

Trading Companies & Distributors 4.93%
AerCap Holdings NV (Ireland)(a)	836,981	78,634,365
Ferguson PLC (United Kingdom)(a)	518,867	115,525,737
United Rentals, Inc.	140,938	106,704,160
Total		300,864,262
Total Common Stocks (cost $4,454,521,110)		5,896,956,011

CONVERTIBLE PREFERRED STOCKS 2.37%

Electric: Utilities 2.37%
NextEra Energy, Inc.(b)(c) (cost $122,553,464)	3,270,964	144,920,061
Total Long-Term Investments (cost $4,577,074,574)		6,041,876,072

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2024

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 3.13%

Repurchase Agreements 1.13%
Repurchase Agreement dated 7/31/2024, 2.800% due 8/1/2024 with Fixed Income Clearing Corp. collateralized by $74,368,700 of U.S. Treasury Note at 0.375% due 12/31/2025; value: $70,130,600; proceeds: $68,760,676 (cost $68,755,328)	$68,755,328	$68,755,328

	Shares
Money Market Funds 1.80%
Fidelity Government Portfolio(d) (cost $110,004,316)	110,004,316	110,004,316
Investments	Shares	Fair Value
Time Deposits 0.20%
CitiBank N.A.(d) (cost $12,222,702)	12,222,702	$12,222,702
Total Short-Term Investments (cost $190,982,346)		190,982,346
Total Investments in Securities 102.07% (cost $4,768,056,920)		6,232,858,418
Other Assets and Liabilities – Net (2.07)%		(126,518,320)
Net Assets 100.00%		$6,106,340,098

ADR	American Depositary Receipt.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	The security has a dividend rate of 6.22%.
(d)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of July 31, 2024 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$5,896,956,011	$–	$–	$5,896,956,011
Convertible Preferred Stocks	–	144,920,061	–	144,920,061
Short-Term Investments
Repurchase Agreements	–	68,755,328	–	68,755,328
Money Market Funds	110,004,316	–	–	110,004,316
Time Deposits	–	12,222,702	–	12,222,702
Total	$6,006,960,327	$225,898,091	$–	$6,232,858,418

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2024 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the

Notes to Schedule of Investments (unaudited)(concluded)

market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of July 31, 2024 the market value of securities loaned and collateral received were as follows:

Market Value of Securities Loaned	Collateral Received
$121,607,315	$122,227,018

QPHR-AFF-3Q
(09/24)